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                                                                    EXHIBIT 10.1

                                  CONVERSE INC.

                        FORM OF INDEMNIFICATION AGREEMENT

      This Indemnification Agreement ("AGREEMENT") is made as of this ____________ by and between Converse Inc., a Delaware corporation (the "COMPANY"), and _________________________("INDEMNITEE").

                                    RECITALS

      A. The Company desires to attract and retain qualified directors, officers, employees and other agents, and to provide them with protection against liability and expenses incurred while acting in that capacity;

      B. The Certificate of Incorporation and Bylaws of the Company contain provisions for indemnifying directors and officers of the Company, and the Bylaws and Delaware law contemplate that separate contracts may be entered into between the Company and its directors and officers, employees and other agents with respect to their indemnification by the Company, which contracts may provide greater protection than is afforded by the Certificate of Incorporation and Bylaws;

      C. The Company understands that Indemnitee has reservations about serving or continuing to serve the Company without adequate protection against personal liability arising from such service, and that it is also of critical importance to Indemnitee that adequate provision be made for advancing costs and expenses of legal defense; and

      D. The Board of Directors and the stockholders of the Company have approved as being in the best interests of the Company indemnity contracts substantially in the form of this Agreement for directors and officers of the Company and its subsidiaries and for certain other employees and agents of the Company designated by the Board of Directors.

      NOW, THEREFORE, in order to induce Indemnitee to serve or to continue to serve as a director and/or officer of the Company, and in consideration of Indemnitee's service to the Company, the parties agree as follows:

      1. Contractual Indemnity. In addition to the indemnification provisions of the Bylaws of the Company, the Company hereby agrees, subject to the limitations of Sections 2 and 5 hereof:

            (a) To indemnify, defend and hold Indemnitee harmless to the greatest extent possible under applicable law from and against any and all judgments, fines, penalties, amounts paid in settlement and any other amounts reasonably incurred or suffered by Indemnitee (including attorneys' fees) if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal,
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administrative or investigative, including an action by or in the right of the
Company, to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (collectively referred to hereafter as a "Claim"), whether or not arising prior to the date of this Agreement.

            (b) To pay any and all expenses reasonably incurred by Indemnitee in defending any Claim or Claims (including reasonable attorneys' fees and expenses and other reasonable costs of investigation and defense), as the same are incurred and in advance of the final disposition of any such Claim or Claims, upon receipt of a written undertaking by or on behalf of Indemnitee (which shall be unsecured and shall not bear interest) to reimburse such amounts if it shall be ultimately determined that Indemnitee (i) is not entitled to be indemnified by the Company under this Agreement, and (ii) is not entitled to be indemnified by the Company under the Certificate of Incorporation or the Bylaws of the Company.

            (c) The termination of any action or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that (i) Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Company, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

      2. Limitations on Contractual Indemnity. Indemnitee shall not be entitled to indemnification or advancement of expenses under Section 1:

            (a) if a court of competent jurisdiction, by final judgment or decree, shall determine that (i) the Claim or Claims in respect of which indemnity is sought arise from Indemnitee's fraudulent, dishonest or willful misconduct, or (ii) such indemnity is not permitted under applicable law; or

            (b) on account of any suit in which judgment is rendered for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company in violation of the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

            (c) for any acts or omissions or transactions from which a director may not be relieved of liability under the Delaware General Corporation Law; or

            (d) with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to proceedings brought in good faith to establish or enforce a right to indemnification under this Agreement or any other statute or law, or (ii) at the Company's discretion, in specific cases if the Board of Directors of the Company has approved the initiation or bringing of such suit; or
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            (e) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of directors' and officers' liability insurance maintained by the Company; or

            (f) for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous.

      Notwithstanding any limitations set forth in this Section 2, regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 4 to receive expense advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Section 2.

      3. Continuation of Contractual Indemnity. Subject to the termination provisions of Section 11, all agreements and obligations of the Company contained herein shall continue for so long as Indemnitee shall be subject to any possible action, suit, proceeding or other assertion of a Claim or Claims.

      4. Expenses; Indemnification Procedure. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in
Section 1 hereof (but not amounts actually paid in settlement of any such action or proceeding). Indemnitee hereby undertakes to repay such amounts advanced if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company.

      5. Notification and Defense of Claim. If any action, suit, proceeding or other Claim is brought against Indemnitee in respect of which indemnity may be sought under this Agreement:

            (a) Indemnitee will promptly notify the Company in writing of the commencement thereof, and the Company and any other indemnifying party similarly notified will be entitled to participate therein at its own expense or to assume the defense thereof and to employ counsel reasonably satisfactory to Indemnitee provided however, that failure to provide such notice in accordance with this
Section 2(b) shall not affect Indemnitee's rights to receive any expenses or expense advances hereunder unless and except to the extent that the Company did not otherwise learn of such Claim and such failure of Indemnitee to provide such notice results in the forfeiture by the Company of substantial rights and defenses. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three (3) business days after the date postmarked if sent by domestic
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certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. Indemnitee shall have the right to employ its own counsel in connection with any such Claim and to participate in the defense thereof, and the reasonable fees and expenses of such counsel to the Indemnitee shall be borne by the Company upon delivery to the Company of the undertaking referred to in subparagraph (b) of Section 1. However, in no event will the Company be obligated to pay the fees or expenses of more than one firm of attorneys representing Indemnitee and any other agents of the Company in connection with any one Claim or separate but substantially similar or related Claims in the same jurisdiction arising out of the same general allegations or circumstances.

            (b) The Company shall not be liable to indemnify Indemnitee for any amounts paid in settlement of any Claim effected without the Company's written consent, and the Company shall not settle any Claim in a manner which would impose any penalty or limitation on Indemnitee or require the admission of guilt or responsibility without Indemnitee's written consent; provided, however, that neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement and, provided further, that if a claim is settled by the Indemnitee with the Company's written consent, or if there be a final judgment or decree for the plaintiff in connection with the Claim by a court of competent jurisdiction, the Company shall indemnify and hold harmless Indemnitee from and against any and all losses, costs, expenses and liabilities incurred by reason of such settlement or judgment.

            (c) Indemnitee shall give the Company such information in the possession of, or reasonably obtainable by, Indemnitee, and cooperation as it may reasonably require and as shall be within Indemnitee's power and control.

            (d) Any indemnification provided for in Section 1 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a Claim under this Agreement, under any statute, or under any provision of the Company's Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within forty-five (45) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to
Section 13 of this Agreement, Indemnitee shall also be entitled to be reimbursed for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed but the burden of proving such defense shall be on the Company, and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 4 unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable
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law, nor an actual determination by the Company (including its Board of
Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

            (e) If, at the time of the receipt of a notice of a Claim, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies, provided however, that nothing contained in this Section 5(e) shall excuse the Company from its obligations to pay expenses or expense advances to Indemnitee as provided herein.

      6. Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee against any Claim to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors, an officer or other corporate agent, such changes shall be, ipso facto, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute, or rule which narrows the right of a Delaware corporation to indemnify a member of its Board of Directors, an officer, or other corporate agent, such changes, to the extent not otherwise required by applicable law to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

      7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

      8. Public Policy. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

      9. Insurance. Although the Company may from time to time maintain insurance for the purpose of indemnifying Indemnitee and other agents of the Company against personal liability, including costs of legal defense, nothing in this Agreement shall obligate the Company to do so.
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      10. No Restrictions. The rights and remedies of Indemnitee under this
Agreement shall not be deemed to exclude or impair any other rights or remedies to which Indemnitee may be entitled under the Certificate of Incorporation or Bylaws of the Company, or under any other agreement, provision of law or otherwise, nor shall anything contained herein restrict the right of the Company to indemnify Indemnitee in any proper case even though not specifically provided for in this Agreement, nor shall anything contained herein restrict Indemnitee's right to contribution as may be available under applicable law. The indemnification provided under this Agreement shall continue as to Indemnitee for any action Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

      11. Termination. The Company may terminate this Agreement at any time upon ninety (90) days written notice, but any such termination will not affect Claims relating to events occurring prior to the effective date of termination.

      12. Severability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      13. Attorneys' Fees. In the event of any litigation or other action or proceeding to enforce or interpret this Agreement, the prevailing party as determined by the court shall be entitled to an award of its reasonable attorneys' fees and other costs, in addition to such relief as may be awarded by a court or other tribunal.

      14. Further Assurances. The parties will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, documents and things as may be reasonably required for the purpose of giving effect to this Agreement and the transactions contemplated hereby.

      15. Acknowledgment. The Company expressly acknowledges that it has entered into this Agreement and assumed the obligations imposed on the Company hereunder in order to induce Indemnitee to serve or to continue to serve as an agent of the Company, and acknowledges that Indemnitee is relying on this Agreement in serving or continuing to serve in such capacity.

      16. Construction of Certain Phrases.

            (a) "Company": For purposes of this Agreement, references to the "Company" shall also include, in addition to the resulting corporation in any consolidation or merger to which Converse Inc. is a party, any constituent corporation (including any constituent of a constituent) absorbed in consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at
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the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

            (b) Benefit Plans: References to "fines" contained in this Agreement shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

      17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

      18. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

      19. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

      20. Governing Law; Binding Effect; Amendment.

            (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware applicable to contracts entered into in Delaware.

            (b) This Agreement shall be binding upon Indemnitee and the Company, their successors and assigns, and shall inure to the benefit of Indemnitee, his heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.

            (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.
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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          CONVERSE INC.


                                          By:
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                                          Title:
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                                          Address:
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AGREED TO AND ACCEPTED:

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Address:

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